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BRANDES
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BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

Prospectus

January 30, 2006

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit. It is a criminal offense to state otherwise.

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

This important section summarizes the Fund’s investments, risks, past performance, and fees.	RISK/RETURN SUMMARY AND FUND EXPENSES	3
This section provides details about the Fund’s investment strategies and risks.	INVESTMENT OBJECTIVE, POLICIES AND RISKS	7
Review this section for information about the organizations and people who oversee the Fund.	FUND MANAGEMENT The Investment Advisor Other Service Providers	10 10 12
This section explains how shares are valued, how to purchase and sell shares, and payments of dividends and distributions.	SHAREHOLDER INFORMATION Pricing Of Fund Shares Purchasing and Adding to Your Shares Minimum Initial Investment Selling Your Shares Dividends, Distributions and Tax Status	13 13 13 14 16 19
Review this section for details on selected financial statements of the Fund.	FINANCIAL HIGHLIGHTS	20
	PRIVACY NOTICE	21

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective:	Long term capital appreciation

Principal Investment Strategies:
Brandes Institutional International Equity Fund (the “Fund”) invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks. These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion. Under normal conditions, the Fund invests at least 80% of its total assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the U.S. Up to 20% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets. Up to 10% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of small capitalization companies (those whose market value of publicly traded securities totals $1 billion or less measured at the time of purchase). Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”) uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.

Principal Investment Risks:
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Who May Want to Invest?	Consider investing in the Fund if you:

•  Want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks;
•  Want professional portfolio management; and
•  Are investing for long-term goals.

The Fund is not appropriate for anyone seeking: • Safety of principal; • A short-term investment; or • Regular income.
The Fund is currently closed to new shareholders. See page for additional information.
Minimum Initial Investment:	$1,000,000

Fund Performance

The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The table below it compares the performance of the Fund over time to the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, a standard international equity investment benchmark.

The chart and table assume reinvestment of dividends and distributions. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31/05
for Fund Shares

Best Quarter	Q4	1999	27.15%
Worst Quarter	Q3	2002	-20.72%

Average Annual Total Returns
(For the periods ending December 31, 2005)

Brandes Institutional International Equity Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	10.81%	8.13%	14.42%
Return After Taxes on Distributions	9.51%	7.04%	12.41%
Return After Taxes on Distributions and Sale of Fund Shares	8.58%	6.58%	11.80%

MSCI EAFE Index	13.54%	4.55%	5.91%

*Inception date is January 2, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

As an investor in the Fund, you will pay the following fees and expenses based on the Fund’s last fiscal period. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. If you purchase shares through a bank, broker or other investment representative, they may charge you an account-level fee for additional services provided to you in connection with your investment in the Fund.

SHAREHOLDER FEES (FEES PAID FROM FUND ASSETS)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES[1] (FEES PAID FROM FUND ASSETS)
Management fees	1.00%
Other expenses	0.14%
Total Annual Fund operating expenses	1.14%

1 The Advisor has agreed with Brandes Investment Trust (the “Trust”) to limit the Fund’s annual operating expenses, including repayment of previous waivers, to 1.20% of the Fund’s average daily net assets through the Fund’s fiscal year ended October 31, 2006.

Use the following table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 investment in the Fund
•	5% annual return
•	all distributions are reinvested
•	redemption at the end of each period
•	no changes in the Fund’s operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

Expense Example

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is long-term capital appreciation. It seeks to achieve this objective by investing principally in a diversified portfolio of equity securities of foreign companies. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.

International Investing

During the past decade foreign capital markets have grown significantly. Today, over half of the world’s equity value is located outside of the United States. The Advisor believes that significant investment opportunities exist throughout the world.

The Fund normally invests at least 80% of its total assets in equity securities of foreign companies with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase. The Fund does not invest more than 20% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets. The Fund does not invest more than 10% of its total assets, measured at the time of purchase, in small capitalization companies (those with market capitalizations of $1 billion or less measured at the time of purchase).

Equity securities include common stocks, preferred stocks and securities convertible into common stocks. The Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

Under normal circumstances, the Fund invests at least 80% of its total assets at the time of purchase in equity securities of companies located in at least three countries other than the United States. The Fund may invest in countries in Western Europe, North and South America, Australia, Africa and Asia. The Fund may invest in any one particular country or industry up to the greater of either (a) 20% of total Fund assets at the time of purchase, or (b) 150% of the weighting of such country or industry as represented in the MSCI EAFE Index at the time of purchase. However, the Fund may not invest more than 25% of its total assets, calculated at the time of purchase, in any one industry (other than U.S. government securities). In addition, the Fund may not invest more than 20% of the value of its total assets, measured at the time of purchase, in securities of companies located in countries with emerging securities markets.

The Advisor selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations. In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Advisor may decide not to invest the Fund’s assets in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index. At the same time, the Advisor may invest the Fund’s assets in countries whose representation in the index is small or non-existent.

Value Investing

The Advisor uses the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis. Applying this philosophy, the Advisor views stocks as small pieces of businesses for sale. It seeks to purchase a diversified group of these businesses when they are undervalued -- at prices its research indicates are well below their true long-term, or intrinsic, values. By purchasing stocks whose current prices it believes are considerably below their intrinsic values, the Advisor believes it can buy not only a possible margin-of-safety against price declines, but also an attractive opportunity for profit over the business cycle.

Main Risks

The value of your investment in the Fund will fluctuate, which means you could lose money. You should consider an investment in the Fund as a long-term investment.

Stocks

The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods. Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

Risks of International Investing

Investments in foreign securities involve special risks. These include currency fluctuation, a risk which was not addressed by Graham and Dodd, whose work focused on U.S. stocks. The Advisor has applied the value method of stock selection to foreign securities. By looking outside the U.S. for investment opportunities, the Advisor believes it is more likely to find undervalued companies.

Because most foreign securities are traded primarily in foreign currencies, foreign investing involves the risk of fluctuation in the value of such currencies against the U.S. dollar. However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance. Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

Before investing in the Fund, you should also consider the other risks of international investing, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund then is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

The Fund may from time to time invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries. For example, at December 31, 2005, 20.16% of the Fund’s assets were invested in Japanese issuers. During such periods, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrences than more diversified portfolios.

Emerging Markets and Related Risks

The Fund may invest up to 20% of its assets, as measured at time of purchase, in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that, in the opinion of the Advisor, is generally considered a developing country by the international financial community. There are currently over 130 such countries, approximately 40 of which currently have investable stock markets. Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe. Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks. As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar. Any fluctuations or devaluations in the currencies in which the Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, investors may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund’s incurring additional costs and delays in the transportation and custody of such securities.

Small Capitalization Companies

The Fund may invest up to 10% of its assets, as measured at time of purchase, in small capitalization companies, i.e., companies with market capitalizations of $1 billion or less, measured at time of purchase.

Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of these companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies. As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information. Like the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

The most recent information about the Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report. For information about receiving this report, see the back cover.

FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator. The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

The Advisor has been in business, through various predecessor entities, since 1974. As of December 31, 2005, the Advisor managed approximately $101.9 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.. The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold. The Fund’s portfolio is team-managed by the Large Cap Investment Committee, whose members include senior analysts and portfolio management professionals of the firm. The Advisor also provides certain officers for the Trust. For its services, during its last fiscal year ended September 30, 2005, the Fund paid the Advisor a fee, accrued daily and paid monthly, at an annualized rate of 1.00% of the Fund’s average net assets. The Advisor has signed a contract with the Trust in which the Advisor has agreed that during the Fund’s fiscal year ending September 30, 2006, the Advisor will waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed during each such fiscal year 1.20% of the average daily net assets of the Fund (the “Expense Cap”). The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor at any time before the later of (i) December 31, 2004 and (ii) the end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the fund to exceed the Expense Cap for that fiscal year.

Portfolio Managers

The following individuals are responsible for the day-to-day management of the Fund:

	Title	Length of Service with the Fund	Business Experience During the Past Five Years

Glenn Carlson	Chief Executive Officer	Since the Fund’s inception
Glenn R. Carlson, CFA
Chief Executive Officer
Glenn serves as Chief Executive Officer and is a member of the firm’s Executive Committee. He also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Glenn serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Glenn earned his BA from the University of California, San Diego. He is a member of the Financial Analysts Society of San Diego and has 22 years of investment experience.

CEO, Brandes Investment Partners 2004-Present
Co-CEO, Brandes Investment Partners 2002-2004
Managing Partner, Brandes Investment Partners 1996-2002

Brent Woods	Managing Director - Investments	Since the Fund’s inception
Brent V. Woods, CFA
Managing Director - Investments
Brent is a member of the firm’s Executive Committee. Brent also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, he is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Prior to joining Brandes, Brent worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Brent earned his AB, Phi Beta Kappa, from Princeton University, a master’s degree in international studies from St. John’s College at Cambridge University, England, and a JD, cum laude, from Harvard Law School. He has ten years of investment experience.

Managing Director - Investments, Brandes Investment Partners 2002- Present
Managing Partner, Brandes Investment Partners 1998-2002

William Pickering	Director - Investments	Since the Fund’s inception
William Pickering, CFA
Director - Investments
Bill, is a member of the Investment Oversight Committee and a voting member of three of the firm’s investment committees (Large Cap, Small Cap, and Emerging Markets). Before joining Brandes, Bill worked as a registered representative at various financial service companies. Bill earned his BA and MBA degrees in finance from San Diego State University. He is a member of the Financial Analysts Society of San Diego. He has 22 years of investment experience.

Director - Investments, Brandes Investment Partners 1998-Present

Amelia Morris	Director - Investments	Since the Fund’s inception
Amelia Maccoun Morris, CFA
Director - Investments
Amelia is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Amelia contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap and Emerging Markets Investment Committees. Prior to joining Brandes, Amelia worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Amelia holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 17 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 1998-2004

Douglas Edman	Director - Investments	Since the Fund’s inception
Douglas C. Edman, CFA
Director - Investments
Doug is a senior research analyst and a voting member of the Large Cap Investment Committee. He leads the firm’s research efforts in the basic materials sector and performs research in the oil and gas sectors. Before joining Brandes, Doug worked for a major securities firm as a credit analyst where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries. He also worked for a large oil company as a project engineer and was responsible for the design and construction of oil field processing facilities. Doug graduated from the University of Southern California with a BS in chemical engineering. He earned his MBA in finance from The Wharton Business School at the University of Pennsylvania. Doug is a member of the Financial Analysts Society of San Diego and has 15 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 2000-2004
Portfolio Manager, Brandes Investment Partners 1995-2000

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Fund’s administrator. Its address is 2020 East Financial Way, Suite 100, Glendora, California, 91741. Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Fund’s distributor. Its address is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Investors Bank & Trust Company is the Custodian of the Fund’s assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets. Investors Bank & Trust Company is also the Fund’s Transfer and Dividend Disbursing Agent. Its address is P.O. Box 642, Boston, Massachusetts, 02117-9818.

The Statement of Additional Information has more information about the Advisor and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of the Fund’s shares is based on its per share net asset value (“NAV”). The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:

NAV = Total Assets-Liabilities
Number of Shares
Outstanding

The Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV once daily each day the New York Stock Exchange is open for trading, as of approximately 4:00p.m. New York time, the normal close of regular trading. The Fund invests in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

Who May Invest in the Fund

The Fund is currently closed to new shareholders. The Fund has discontinued all sales of its shares, except shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401K and 457 plans that selected the Fund as an investment option; (3) by shareholders participating in wrap fee programs who have invested in the Fund before July 1, 2002; and (4) by institutional investors that are clients of the Advisor. Other shareholders who own shares of the Fund will no longer be able to make additional purchases. The Fund may relax this restriction on sales of shares at the discretion of the Board of Trustees.

The Fund sells shares only to certain institutional investors. Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

Institutions which may invest in the Fund include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the “Code”)), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor. Others who may invest in the Fund include Trustees of the Trust, officers and employees of the Advisor, the Administrator and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Fund’s Transfer Agent). If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Please note that in compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account. Please contact the Fund’s Transfer Agent at (617) 946-1945 if you need additional assistance when completing your application. If the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Price of Shares

The Fund sells shares without a sales charge at the NAV which is next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Fund’s Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars or a wire transfer of funds). You may pay a fee if you buy Fund shares through a broker or agent.

Minimum Initial Investment

The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment. The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchases through a Securities Dealer

You may purchase shares of the Fund through a securities dealer which has an agreement with the Distributor (a “selected dealer”). Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will price your order at the Fund’s net asset value next computed after it is accepted by an authorized dealer or the dealer’s authorized designee. The Fund and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order. A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent

To purchase shares of the Fund directly from the Fund’s Transfer Agent, complete the Account Application (available from the Fund’s Transfer Agent or a selected dealer) and mail it to the Transfer Agent at the address shown on the Application. You may pay by a check with the Application, or by a wire transfer of funds as described below. You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

Payment by Wire

To pay for an initial investment in the Fund by wire, call the Fund’s Transfer Agent at (617) 946-1945 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange is open for trading for an account number. The Fund’s Transfer Agent will want to know your name, address, tax identification number, amount being wired and wiring bank. You can then instruct the wiring bank to transfer funds by wire to:

Investors Bank & Trust Company,
ABA #0110-01438,
DDA #6691-36913,
for credit to Brandes Institutional International Equity Fund, for further credit to [your name and account number].

Make sure that the wiring bank includes the name of the Fund and the account number with the wire. If the Fund’s Transfer Agent receives your funds before the Fund’s net asset value is calculated, your funds will be invested on that day at the NAV next calculated; otherwise, they will be invested on the next business day at the NAV next calculated. You should write your new account number on the Account Application and mail the Application promptly to the Fund’s Transfer Agent.

To make an additional purchase by wire, call the Fund’s Transfer Agent at (617) 946-1945 before the wire is sent. Otherwise, your purchase may be delayed indefinitely. Wire funds to the Fund’s Transfer Agent, care of Investors Bank & Trust Company, as described above, including the name of the Fund and your account number with the wire.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders. The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Reinvestment

The Fund reinvests dividends and capital gain distributions on your shares without any sales charge in additional shares unless you indicate otherwise on the Account Application. You may elect to have dividends or capital gain distributions paid in cash on your Application or by written request to the Fund’s transfer agent.

Other

The Fund’s Transfer Agent credits shares to your account, and does not issue stock certificates unless you request them. The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

You may also purchase shares of the Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Fund’s Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary. The selected dealer can arrange for the repurchase of the shares through the Fund’s distributor at the NAV next determined after the selected dealer receives your instructions. The dealer may charge you for this service. If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing instructions to the Fund’s Transfer Agent, Investors Bank & Trust Company, P.O. Box 9130, Boston, MA 02117-9130, or by delivering instructions to the Fund’s Transfer Agent at P.O. Box 642, Boston, MA 02117-9818. The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number. A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Fund’s Transfer Agent and the signature must be medallion guaranteed. The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Fund’s Transfer Agent has received a completed redemption request.

Telephone Redemptions. You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Account Application. You can then redeem shares by telephoning the Transfer Agent at (617) 946-1945, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading. If the Fund’s Transfer Agent receives your redemption request before 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading, it will process your request that day; otherwise, it will process your request on the next business day. Institutional investors may also make special arrangements with the Transfer Agent for designating personnel who are authorized to place telephone redemption requests.

Special Factors Regarding Telephone Redemptions. The Trust will use procedures, such as assigned personal identification numbers, designed to provide reasonable verification of the identity of a person making a telephone redemption request. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption. You will be promptly notified of any refused request for a telephone redemption. If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder telephone redemption.

Redemption Payments

Redemption payments will be made within seven days after receipt by the Fund’s Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below. In consideration of the best interestes of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.” If your shares are redeemed in kind, you will incur transactions costs when you sell the securities distributed to you. Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid by check. However, at your request, the Fund’s Transfer Agent will wire redemption proceeds of $300 or more to your bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and your bank account number.

Redemption of Small Accounts

If the value of your investment in the Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares. However, the Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares. The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust. The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Policy On Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice. In particular, the Fund or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund. The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Fund currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares more than twice in any twelve-month period. Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective. Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse affects. Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection. In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

In addition, the Fund receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund. If a financial intermediary establishes an omnibus account with the Fund, the Distributor does not have access to underlying individual account transactions or shareholder information. Consequently, it may not be able to detect disruptive trading in Fund shares and, even if it is detected, may be unable to stop such activity. Also, there may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Fund of detecting and stopping disruptive trading activity in Fund shares. However, the Distributor has received assurances from each financial intermediary which sells shares of the Fund that it has procedures in place to monitor for disruptive trading activity.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs. Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

The Fund invests in foreign securities and may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit Fund share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time). In addition, to the extent a Fund significantly invests in high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds which invest in highly liquid securities and cause dilution in the value of Fund shares held by other shareholders.

Fair Value Pricing

The Fund has adopted valuation procedures that allow for the use of fair value pricing for use in appropriate circumstances. Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price or market quotations are not readily available or are not considered reliable for other reasons. Thinly traded securities (e.g. securities of Japanese issuers) and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Dividends, Distributions and Tax Status

The Fund expects to pay income dividends annually, and to make distributions of net capital gains, if any, at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically reinvests dividends and capital gain distributions in additional shares at the NAV per share on the reinvestment date unless you have previously requested cash payment in writing to the Fund’s Transfer Agent.

Any dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the reinvestment date by the amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December. The Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%. However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes. The Trust will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

The Statement of Additional Information contains information about taxes. Consult your own advisers about federal, state and local taxation of distributions from the Fund.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended September 30, 2005, and October 31, 2004 and 2003 were audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. The information for the previous fiscal years was audited by the previous auditors.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Fiscal Period Ended September 30,	Year Ended October 31,
	2005	2004	2003	2002	2001	2000

Net asset value, beginning of period	$19.83	$16.02	$12.45	$15.12	$22.34	$19.84

Income from investment operations:
Net investment income	0.26	0.20	0.14	0.19	0.22	0.34
Net realized and unrealized gain (loss) on investments	3.20	3.74	4.04	(1.89)	(2.77)	3.99
Total from investment operations	3.46	3.94	4.18	(1.70)	(2.55)	4.33

Less distributions:
From net investment income	(0.22)	(0.13)	(0.18)	(0.23)	(0.32)	(0.20)
From net realized gain	(0.79)	-	(0.43)	(0.74)	(4.35)	(1.63)
Total distributions	(1.01)	(0.13)	(0.61)	(0.97)	(4.67)	(1.83)
Net asset value, end of year	$22.28	$19.83	$16.02	$12.45	$15.12	$22.34
Total return	17.95%	24.75%	35.16%	(12.23)%	(14.76)%	22.84%

Ratios/supplemental data:
Net assets, end of year (millions)	$669.9	$528.6	$352.4	$236.8	$299.8	$326.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.14%	1.14%	1.19%	1.18%	1.16%	1.18%
After fees waived and expenses absorbed or recouped	1.14%	1.18%	1.20%	1.20%	1.20%	1.19%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.44%	1.25%	1.12%	1.25%	1.39%	1.65%
After fees waived and expenses absorbed or recouped	1.44%	1.21%	1.11%	1.23%	1.35%	1.64%

Portfolio turnover rate	20.92%	26.71%	26.19%	44.61%	32.07%	42.03%

PRIVACY NOTICE

The Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder of the Fund or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

For more information about the Brandes Institutional International Equity Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:

The Fund’s annual and semi-annual reports to shareholders contain detailed information on the Fund’s investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Institutional International Equity Fund
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979
www.brandesinstitutionalfunds.com

The reports and the SAI are also available on the Fund’s website.

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. In addition, you can get text-only copies:

• For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or e-mailing the Commission at: publicinfo@sec.gov.

• Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act file No. 811- 8614